UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2005

Maxus Real Property Investors-Four, L.P.
(Exact name of registrant as specified in its charter)

MISSOURI	000-11023	43-1250566
(State or other jurisdiction of	(Commission	(IRS Employer Identification No.)
incorporation)	File Number)

104 Armour Road
North Kansas City, Missouri 64116
(Address of principal executive offices) (Zip Code)

(816) 303-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events.

         On July 12, 2005, we commenced an odd-lot offer to purchase of up to 300 of our limited partnership units (“Units”) at $535 per Unit from limited partners or assignees holding 10 Units or less upon the terms and subject to the conditions set forth in the “Offer to Purchase” and in the related “Letter of Transmittal.”

         Attached as Exhibit 99.1, and incorporated into this Item 8.01 by reference, is the Offer to Purchase that we mailed to limited partners or assignees holding 10 Units or less on July 12, 2005.

         Attached as Exhibit 99.2, and incorporated into this Item 8.01 by reference, is the Letter of Transmittal that we mailed to limited partners or assignees holding 10 Units or less on July 12, 2005.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

99.1	Offer to Purchase dated July 12, 2005, furnished solely for the purpose of incorporation by reference into Items 8.01 and 9.01.

99.2	Letter of Transmittal dated July 12, 2005, furnished solely for the purpose of incorporation by reference into Items 8.01 and 9.01.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXUS REAL PROPERTY INVESTORS-FOUR, L.P.

By: MAXUS CAPITAL CORP. General Partner

Date: July 14, 2005	By:/s/ David L. Johnson
David L. Johnson President and Chief Executive Officer